Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

by and among

SOLV ENERGY, INC.

and

THE PARTIES HERETO

Dated as of [●], 2026

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [•], 2026 by and among SOLV Energy, Inc., a Delaware Company (the “Company”), and each of the Persons listed on the signature pages hereto as of the date hereof (such Persons, each, a “Holder”, and collectively, the “Holders”).

WITNESSETH:

WHEREAS, the Company has, concurrently with entry into this Agreement, consummated the offer and sale of its shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, in connection with the consummation of the IPO, (i) the Company, SOLV Energy Holdings LLC, a Delaware limited liability company (“Opco LLC”), the Initial Holders and certain other parties have entered into that certain Amended and Restated Limited Liability Company Agreement of Opco LLC (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”), (ii) each Initial Holder was issued Common Units (as defined in the LLC Agreement, the “Common Units”) of Opco LLC and (iii) each Common Unit is redeemable for, at the Company’s option, shares of Class A Common Stock or cash on the terms set forth in the LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Company has agreed to grant to the Holders (as defined below) certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.01:

“Acquired Common” has the meaning set forth in Section 3.01.

“Additional Holder” has the meaning set forth in Section 3.01, and shall be deemed to include each such Person’s Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Adverse Disclosure” means public disclosure of material non-public information which, in the Board’s judgment, after consultation with outside legal counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly at such time.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Holder. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Affiliate Transferee” means, with respect to any Person, any Transferee that is an Affiliate of such Person.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Rule 405.

“Board” means the board of directors of the Company.

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Charitable Gifting Event” means any transfer by a Holder, or any subsequent transfer by such Holder’s members, partners, or other employees, in connection with a bona fide gift to any Charitable Organization made on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any Underwritten Offering.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” means the Company’s Class B common stock, par value $0.0001 per share.

“Common Units” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Company Indemnitee” has the meaning set forth in Section 2.09(f).

“Company Public Sale” means any offering of the Company’s equity securities for its own account or for the account of any other Person(s).

“Company Shares” means shares of the Company’s Class A Common Stock, including any such shares issued or issuable upon the redemption or exchange of Common Units pursuant to the LLC Agreement, but excluding (i) any Common Units or other equity interests in Opco LLC or any of its Subsidiaries and (ii) any shares of Class B Common Stock of the Company.

“Company Share Equivalent” means securities exercisable, exchangeable or convertible into Company Shares.

“Demand Company Notice” has the meaning set forth in Section 2.01(c).

“Demand Notice” has the meaning set forth in Section 2.01(a).

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Demand Registration Statement” has the meaning set forth in Section 2.01(a).

“Demand Suspension” has the meaning set forth in Section 2.01(d).

“Eligibility Notice” has the meaning set forth in Section 2.02(a)(i).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1” means a registration statement on Form S-1 under the Securities Act, or any comparable or successor form or forms thereto.

“Form S-3” means a registration statement on Form S-3 under the Securities Act, or any comparable or successor form or forms thereto.

“Form S-4” means a registration statement on Form S-4 under the Securities Act, or any comparable or successor form or forms thereto.

“Form S-8” means a registration statement on Form S-8 under the Securities Act, or any comparable or successor form or forms thereto.

“Holder” means any Person that is a party to this Agreement from time to time, as set forth on the signature pages hereto.

“Investment Fund” means, collectively, (x) a private equity or other investment fund that (A) makes investments in multiple portfolio companies and was not formed primarily to invest in the Company or its Subsidiaries or (B) is an alternative investment vehicle for a fund described in clause (A) and (y) any Person directly or indirectly wholly-owned by any private equity or other investment fund (or group of Affiliated private equity or other investment funds) described in clause (x) and/or any general partner or managing member who is an Affiliate thereof.

“IPO” has the meaning set forth in the recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Joinder” has the meaning set forth in Section 3.01.

“LLC Agreement” has the meaning set forth in the recitals.

“Long-Form Registration” has the meaning set forth in Section 2.01(a).

“Management Elective Redemption Date” has the meaning set forth in the LLC Agreement.

“Management Holdings Holder” shall mean, following the Management Elective Redemption Date, SOLV Energy Management Holdings LP.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.02(e)(iii).

“Marketed Underwritten Offering” means any Underwritten Offering (including a Marketed Underwritten Shelf Take-Down, but, for the avoidance of doubt, not including any Underwritten Block Trade.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Opco LLC” has the meaning set forth in the recitals.

“Opt-Out Request” has the meaning set forth in Section 3.03(c).

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Permitted Transferee” shall have the meaning set forth in the LLC Agreement.

“Person” means an individual, a partnership, a Company, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Policies” has the meaning set forth in Section 3.03(b).

“Pro Rata Sponsor Holder Shelf Percentage” means, as of the date that the Sponsor Holders deliver a Shelf Notice to the Company pursuant to Section 2.02(a), an amount equal to the fraction (expressed as a percentage) determined by dividing (i) the number of Registrable Securities held by the Sponsor Holders (and their respective Affiliates and Permitted Transferees) requested by the Sponsor Holders to be registered on the applicable Shelf Registration Statement as of such date by (ii) the total number of Registrable Securities held as of such date by the Sponsor Holders (and their respective Affiliates and Permitted Transferees).

“Pro Rata Shelf Percentage” means, as of any date, with respect to a Holder, a number of Registrable Securities equal to (i) the number of Registrable Securities held by such Holder as of such date multiplied by (ii) the Pro Rata Sponsor Holders Shelf Percentage for the applicable Shelf Registration Statement.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post- effective amendments, and all other material incorporated by reference in such prospectus.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act, whether by the Company, by Holders and/or by any other holders of the Company’s Capital Stock.

“register”, “registered” and “registration” means a registration effected pursuant to a registration statement filed with the SEC (the “Registration Statement”) in compliance with the Securities Act.

“Registration Expenses” has the meaning set forth in Section 2.08.

“Registrable Securities” means (i) any Class A Common Stock issued by the Company in a Share Settlement in connection with (x) the redemption by Opco LLC of Common Units owned by any Holders or (y) at the election of the Company, in a direct exchange for Common Units owned by any Holder, in each case in accordance with the terms of the LLC Agreement, (ii) any Capital Stock of the Company or of any Subsidiary of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) any other Company Shares owned, directly or indirectly, by Holders. As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities (a) on the date such securities have been sold or distributed pursuant to a Public Offering, (b) on the date such securities have been sold in compliance with Rule 144 (or any successor rule or other exemption from the registration requirements of the Securities Act), (c) on the date such securities have been repurchased by the Company or a Subsidiary of the Company or otherwise cease to be outstanding, or (d) on the date the Holder which, together with his, her or its Permitted Transferees, beneficially owns less than one percent (1%) of the Capital Stock of the Company that is outstanding at such time or such Holder is able to dispose of all of its Registrable Securities pursuant to Rule 144 in a single transaction, either without regard to, or in compliance with, the volume limitation imposed by Rule 144(e)(1). For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Company that is registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement. For the avoidance of doubt, while Common Units and shares of Class B Common Stock may constitute Registrable Securities, under no circumstances shall the Company be obligated to register Common Units or shares of Class B Common Stock, and only Company Shares issuable upon redemption or exchange of Common Units will be registered.

“Representatives” has the meaning set forth in Section 3.03(b).

“Rule 144,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

“S-3 Eligibility Date” has the meaning set forth in Section 2.02(a)(i).

“S-3 Shelf Notice” has the meaning set forth in Section 2.02(a)(i).

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“SEC” means the U.S. Securities and Exchange Commission.

“Selling Stockholder Information” has the meaning set forth in Section 2.09(a).

“Share Settlement” shall have the meaning set forth in the LLC Agreement.

“Shelf Holder” has the meaning set forth in Section 2.02(c).

“Shelf Notice” has the meaning set forth in Section 2.02(a)(ii).

“Shelf Period” has the meaning set forth in Section 2.02(a)(ii).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor or similar short-form registration statement) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor or similar registration statement), in each case, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering all or any portion of the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.02(d).

“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by the Sponsor Holders pursuant to a Shelf Registration Statement.

“Short-Form Registration” has the meaning set forth in Section 2.01(a).

“Special Registration” has the meaning set forth in Section 2.12.

“SOLV Energy Management Holdings LP” shall mean SOLV Energy Management Holdings LP, a Delaware limited partnership. Prior to the Management Elective Redemption Date, SOLV Energy Management Holdings LP shall be a Sponsor Holder. Following the Management Elective Redemption Date, SOLV Energy Management Holdings LP shall be the Management Holdings Holder.

“Sponsor Holders” means the entities set forth on Schedule I hereto and any of their respective Affiliates, any of their Permitted Transferees, Affiliate Transferees and any Affiliate Transferee of any of the foregoing; provided, however, that with respect to the SOLV Energy Management Holdings LP, such entity will cease to be a Sponsor Holder upon the Management Elective Redemption Date.

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Company, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Company or (y) the Company or one of its Subsidiaries is the managing member, sole manager or general partner of such Person.

“Transferee” means any Person to whom any Holder directly or indirectly transfers Registrable Securities in accordance with the terms hereof.

“Underwritten Block Trade” means an offering and/or sale of Registrable Securities by one or more of the Holders on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public, including an Underwritten Shelf Take-Down and an Underwritten Block Trade.

“Underwritten Shelf Take-Down” has the meaning assigned to such term in Section 2.02(e)(iii).

“Underwritten Shelf Take-Down Notice” has the meaning assigned to such term in Section 2.02(e)(ii).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01. Demand Registration.

(a) Demand by Sponsor Holders. Following the IPO, at any time, any Sponsor Holder may make a written request, in each case, subject to Section 2.11 (a “Demand Notice”) to the Company for Registration of all or part of the Registrable Securities held by the Sponsor Holders (i) on Form S-1 (a “Long-Form Registration”), provided that the Sponsor Holders shall be limited to a total of three (3) such requests (or an unlimited number if the Sponsor Holder delivers a Demand Notice more than twelve calendar months following the IPO, but the Company is not eligible to Register on Form S-3 at the time of the delivery of the Demand Notice), or (ii) on Form S-3 (a “Short Form Registration”) if the Company qualifies to use such short form (any such requested Long-Form Registration or Short-Form Registration, a “Demand Registration”). Each Demand Notice shall specify the aggregate amount of Registrable Securities of the Sponsor Holders to be registered and the intended methods of disposition thereof. Subject to Section 2.11, after delivery of such Demand Notice, the Company (x) shall file promptly (and in any event, within (i) ninety (90) days in the case of a request for a Long-Form Registration or (ii) thirty (30) days in the case of a request for a Short-Form Registration, in each case following delivery of such Demand Notice) with the SEC a Registration Statement (which the Company shall designate as an automatically effective Registration Statement if the Company qualifies at such time to file such a Registration Statement) relating to such Demand Registration (a “Demand Registration Statement”), and (y) shall use its reasonable best efforts to cause such Demand Registration Statement to promptly be declared effective under (x) the Securities Act (if such Registration Statement is not automatically effective) and (y) the “Blue Sky” laws of such jurisdictions as any Participating Holder or any underwriter, if any, reasonably requests.

(b) Demand Withdrawal. The Sponsor Holders may withdraw their Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon delivery of a notice by the Sponsor Holders to such effect, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. For the avoidance of doubt, the Sponsor Holders shall not have any liability or obligation to any other Holder following their determination to terminate, withdraw, and/or delay any Demand Registration initiated by them under this Section 2.01. Any withdrawal of a Demand Registration shall count as a Demand Registration for purposes of calculating the number of demands initiated by the Sponsor Holders unless the Company is reimbursed for its pro rata portion of the Registration Expenses incurred in such Demand Registration through the time of such withdrawal.

(c) Demand Company Notice. Subject to Section 2.11, promptly upon delivery of any Demand Notice (but in no event (i) more than two (2) Business Days following delivery of such Demand Notice or (ii) less than fifteen (15) Business Days prior to the anticipated filing date of such Demand Registration Statement ), the Company shall deliver a written notice (a “Demand Company Notice”) of any such Registration request to all Holders (other than the Sponsor Holders exercising demand rights pursuant to Section 2.01(a)), and the Company shall include in such Demand Registration all such Registrable Securities of such Holders which the Company has received written requests for inclusion therein within fifteen (15) days after the date that such Demand Company Notice has been delivered. All requests made pursuant to this Section 2.01(c) shall specify the aggregate amount of Registrable Securities of such Holder to be registered. For the avoidance of doubt, the Management Holdings Holder following the Management Elective Redemption Date shall not be entitled to receive notice pursuant to this Section 2.01(c) nor participate in any Demand Registration.

(d) Delay in Filing; Suspension of Registration. If the Company shall furnish to the Participating Holders a certificate signed by the Chief Executive Officer or equivalent senior executive officer of the Company stating that the filing, effectiveness, or continued use of a Demand Registration Statement would require the Company to make an Adverse Disclosure, then the Company may delay the filing (but not the preparation of) or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company, unless otherwise approved in writing by the Sponsor Holders exercising demand rights pursuant to Section 2.01(a), shall not be permitted to exercise a Demand Suspension or Shelf Suspension more than once, or for more than sixty (60) days, in each case, during any twelve (12) month period; provided, further, that in the event of a Demand Suspension, such Demand Suspension shall terminate at such earlier time as the Company would no longer be required to make any Adverse Disclosure. Each Participating Holder shall keep confidential the fact that a Demand Suspension is in effect, the certificate referred to above and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Participating Holder’s employees, agents, and professional advisers who reasonably need to know such information for purposes of assisting the Participating Holder with respect to its investment in the Company Shares and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are publicly disclosed by the Company or any of its Subsidiaries or any other Person that, to the actual knowledge of such Participating Holder, was not subject to an obligation or duty of confidentiality to the Company and its Subsidiaries, (D) as required by law, rule, or regulation, (E) for disclosures to potential limited partners or investors of a Participating Holder who have agreed to keep such information confidential, and (F) for disclosures to potential transferees of a Holder’s Registrable Securities who have agreed to keep such information confidential. In the case of a Demand Suspension, the Participating Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon delivery of the notice referred to above. The Company shall immediately notify the Participating Holders upon the termination of any Demand Suspension, and (i) in the case of a Demand Registration Statement that has not been declared effective, shall promptly thereafter file the Demand Registration Statement and use its reasonable best efforts to have such Demand Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Demand Registration Statement, shall amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Participating Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as the Participating Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement if required by the registration form used by the Company for the applicable Registration or by the instructions applicable to such registration form or by the Securities Act, or as may reasonably be requested by the Sponsor Holders exercising demand rights pursuant to Section 2.01(a).

(e) Underwritten Offering. If the Sponsor Holders exercising demand rights pursuant to Section 2.01(a) so request, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering, and such Sponsor Holders shall have the right to select the managing underwriter or underwriters to administer the offering. If such Sponsor Holders intend to sell the Registrable Securities covered by their demand by means of an Underwritten Offering, such Sponsor Holders shall so advise the Company as part of its Demand Notice, and the Company shall include such information in the Demand Company Notice.

(f) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Board of Directors in writing (with a copy provided to the Sponsor Holders requesting participation in such Demand Registration) that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing, or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration (i) first, shall be allocated pro rata among the Sponsor Holders that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Sponsor Holder (provided, that any securities thereby allocated to a Sponsor Holder that exceed such Sponsor Holder’s request shall be reallocated among the remaining requesting Sponsor Holders in like manner), (ii) second, and only if all the securities referred to in clause (i) have been included in such Demand Registration, shall be allocated pro rata among the Holders (excluding the Sponsor Holders, as applicable) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder (provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner), (iii) third, and only if all the securities referred to in clause (ii) have been included in such Demand Registration, the number of securities that the Company proposes to include in such Demand Registration that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect, and (iv) fourth, and only if all of the securities referred to in clause (iii) have been included in such Demand Registration, any other securities eligible for inclusion in such Demand Registration that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect.

SECTION 2.02. Shelf Registration.

(a) Filing.

(i) Following the IPO, the Company shall use its reasonable best efforts to qualify for Registration on Form S-3 for secondary sales. At least ten (10) days prior to the date on which the Company anticipates becoming eligible to Register on Form S-3 (the “S-3 Eligibility Date”), the Company shall notify, in writing, the Sponsor Holders of such eligibility and its intention to file and maintain a Shelf Registration Statement on Form S-3 covering the Registrable Securities held by the Sponsor Holders (the “Eligibility

Notice”). Promptly following receipt of such Eligibility Notice (but in no event more than five (5) days after receipt of such Eligibility Notice), the Sponsor Holders shall deliver a written notice to the Company, which notice shall specify the aggregate amount of Registrable Securities held by the Sponsor Holders to be covered by such Shelf Registration Statement and the intended methods of distribution thereof (the “S-3 Shelf Notice”). Following delivery of the S-3 Shelf Notice, the Company (x) shall file promptly (any, in any event, within the earlier of (i) thirty (30) days of receipt of the S-3 Shelf Notice and (ii) forty (40) days after delivery of the Eligibility Notice) with the SEC such Shelf Registration Statement (which shall be an Automatic Shelf Registration Statement if the Company qualifies at such time to file such a Shelf Registration Statement) relating to the offer and sale of all Registrable Securities requested for inclusion therein by the Sponsor Holders and, to the extent requested under Section 2.02(c), the other Holders from time to time in accordance with the methods of distribution elected by such Holders (to the extent permitted in this Section 2.02) and set forth in the Shelf Registration Statement and (y) shall use its reasonable best efforts to cause such Shelf Registration Statement to be promptly declared effective under the Securities Act (including upon the filing thereof if the Company qualifies to file an Automatic Shelf Registration Statement); provided, however, that if a Sponsor Holder reasonably believes that the Company will become S-3 eligible and delivers an S-3 Shelf Notice following the IPO but prior to the S-3 Eligibility Date, the Company shall not be obligated to file (but shall be obligated to prepare) such Shelf Registration Statement on Form S-3. If the Company then qualifies as a WKSI, then if requested by the Sponsor Holders holding a majority of the Registrable Securities then held by the Sponsor Holders, the Shelf Registration Statement shall include an unspecified amount of Registrable Securities to be sold by unspecified Holders.

(ii) Subject to the right to deliver a Shelf Notice in the manner contemplated by the first proviso below, at any time following the end of the twelfth calendar month following the IPO, to the extent that the Company is not eligible to file or maintain a Shelf Registration Statement on Form S-3 as contemplated by Section 2.02(a)(i), the Sponsor Holders may, subject to Section 2.11, make a written request to the Company to file a Shelf Registration Statement on Form S-1 (a “Shelf Notice”), which Shelf Notice shall specify the aggregate amount of Registrable Securities of the Sponsor Holders to be registered therein and the intended methods of distribution thereof. Following the delivery of a Shelf Notice, the Company (x) shall file promptly with the SEC such Shelf Registration Statement relating to the offer and sale of all Registrable Securities requested for inclusion therein by the Sponsor Holders and, to the extent requested under Section 2.02(c), the other Holders from time to time in accordance with the methods of distribution elected by such Holders (to the extent permitted in this Section 2.02) and set forth in the Shelf Registration Statement (provided, however, that if a Shelf Notice is delivered prior to the end of the twelfth calendar month following the IPO, the Company shall not be obligated to file (but shall be obligated to prepare) such Shelf Registration Statement prior to the end of the twelfth calendar month following the IPO) and (y) shall use its reasonable best efforts to cause such Shelf Registration Statement to be promptly declared effective under the Securities Act. If, on the date of any such request (or, in the event of a request that is delivered prior to the end of the twelfth calendar month following the IPO, on the first day of the thirteenth calendar month following the IPO), the Company does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 2.02 shall not apply, and the provisions of Section 2.01 shall apply instead; provided that the limitations on the number of Demand Registrations for the Sponsor Holders shall not apply.

(b) Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to this Section 2.02(a) hereof, including any replacement or additional Shelf Registration Statement, continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Shelf Holders until the earlier of (i) the date as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities or (ii) such shorter period as the Sponsor Holders with respect to such Shelf Registration shall agree in writing (such period of effectiveness, the “Shelf Period”). Subject to Section 2.02(d), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Shelf Holders not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is (x) a Shelf Suspension permitted pursuant to Section 2.02(d) or (y) required by applicable law, rule, or regulation.

(c) Company Notices. Promptly after delivery of the S-3 Shelf Notice pursuant to Section 2.02(a) (but in no event more than two (2) Business Days after delivery of the S-3 Shelf Notice or the Shelf Notice, as applicable), the Company shall deliver a written notice of the S-3 Shelf Notice or the Shelf Notice, as applicable, to all Holders other than the Sponsor Holders (which notice shall specify the Pro Rata Sponsor Holders Shelf Percentage applicable to such Shelf Registration) and the Company shall include in such Shelf Registration all such Registrable Securities of such Holders which the Company has received written requests for inclusion therein within two (2) Business Days after such written notice is delivered to such Holders (each such Holder delivering such a request, together with the Sponsor Holders that have requested inclusion, a “Shelf Holder”); provided, that the Company shall not include in such Shelf Registration Registrable Securities of any Holder (other than the Sponsor Holders) in an amount in excess of such Holder’s Pro Rata Shelf Percentage. If the Company is permitted by applicable law, rule, or regulation to add selling stockholders to a Shelf Registration Statement without filing a post-effective amendment, a Holder may request the inclusion of an amount of such Holder’s Registrable Securities not to exceed, in the case of a Holder that is not an Sponsor Holder, such Holder’s Pro Rata Shelf Percentage in such Shelf Registration Statement at any time or from time to time after the filing of a Shelf Registration Statement, and the Company shall add such Registrable Securities to the Shelf Registration Statement as promptly as reasonably practicable, and such Holder shall be deemed a Shelf Holder.

(d) Delay in Filing; Suspension of Registration. If the Company shall furnish to the Shelf Holders a certificate signed by the Chief Executive Officer or equivalent senior executive officer of the Company stating that the filing, effectiveness, or continued use of a Shelf Registration Statement filed pursuant to Section 2.02(a) would require the Company to make an Adverse Disclosure, then the Company may delay the filing (but not the preparation of) or initial effectiveness of, or suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company, unless otherwise approved in writing by the Sponsor Holders, shall not be permitted to exercise aggregate Demand Suspensions and Shelf Suspensions more than once, or for more than sixty (60) days, in each case, during any 12-month period;

provided, further, that in the event of a Shelf Suspension, such Shelf Suspension shall terminate at such earlier time as the Company would no longer be required to make any Adverse Disclosure. Each Shelf Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Shelf Holder’s employees, agents, and professional advisers who reasonably need to know such information for purposes of assisting the Holder with respect to its investment in the Company Shares and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are publicly disclosed by the Company or any of its Subsidiaries or any other Person that, to the actual knowledge of such Shelf Holder, was not subject to an obligation or duty of confidentiality to the Company and its Subsidiaries, (D) as required by law, rule, or regulation, (E) for disclosures to potential limited partners or investors of a Participating Holder who have agreed to keep such information confidential, and (F) for disclosures to potential transferees of a Holder’s Registrable Securities who have agreed to keep such information confidential. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon delivery of the notice referred to above. The Company shall immediately notify the Shelf Holders upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall (x) amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Shelf Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as the Shelf Holders may reasonably request and (y) if applicable, cause any post-effective amendment to the Shelf Registration Statement to become effective. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Company for the applicable Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by the Sponsor Holders.

(e) Shelf Take-Downs.

(i) Generally. An offering or sale of Registrable Securities pursuant to a Shelf Registration Statement (each, a “Shelf Take-Down”) may be initiated only by a Sponsor Holder. Except as set forth in Section 2.02(e)(iii) with respect to Marketed Underwritten Shelf Take-Downs, the Company shall not be required to permit the offer and sale of Registrable Securities by other Shelf Holders (other than the Management Holdings Holder following the Management Elective Redemption Date) in connection with any such Shelf Take-Down initiated by the Sponsor Holders.

(ii) Subject to Section 2.11, if a Sponsor Holder elects by written request to the Company, a Shelf Take-Down shall be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down Notice”) and the Company shall amend or supplement the Shelf Registration Statement for such purpose as soon as practicable. The Sponsor Holder exercising demand rights under this Section 2.02(e)) shall have the right to select the managing underwriter or underwriters to administer such offering.

(iii) If the plan of distribution set forth in any Underwritten Shelf Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other marketing effort, which may be conducted confidentially, by the Company and the underwriters (a “Marketed Underwritten Shelf Take-Down” which, for the avoidance of doubt, shall not include an Underwritten Block Trade), promptly upon delivery of such Underwritten Shelf Take-Down Notice (but in no event more than three (3) Business Days thereafter), the Company shall promptly deliver a written notice (a “Marketed Underwritten Shelf Take-Down Notice”) of such Marketed Underwritten Shelf Take-Down to all Shelf Holders (for avoidance of doubt, including, following the Management Elective Redemption Date, the Management Holdings Holder, but other than the Sponsor Holders exercising demand rights pursuant to Section 2.02(e)), and the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Shelf Holders that are Registered on such Shelf Registration Statement for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein within three (3) Business Days after the date that such Marketed Underwritten Shelf Take-Down Notice has been delivered.

(iv) If the plan of distribution set forth in any Underwritten Shelf Take-Down Notice includes an Underwritten Offering to be conducted as an Underwritten Block Trade, promptly upon delivery of such Underwritten Shelf Take-Down Notice (but in no event more than twelve (12) hours thereafter), the Company shall promptly deliver a written notice (a “Block Trade Shelf Take-Down Notice”) of such Underwritten Shelf Take-Down to each other Sponsor Holder and, following the Management Elective Redemption Date, the Management Holdings Holder and the Company shall include in such Underwritten Shelf Take-Down all such Registrable Securities of such Sponsor Holders and the Management Holdings Holder, as applicable, that are Registered on such Shelf Registration Statement for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Underwritten Block Trades, for inclusion therein within twenty-four (24) hours after the date that such Block Trade Shelf Take-Down Notice has been delivered.

(v) If the managing underwriter or underwriters of a proposed Shelf Take-Down effectuated as an Underwritten Offering of the Registrable Securities included in a Shelf Take-Down advise the Board of Directors in writing (with a copy provided to the Sponsor Holders requesting participation in such Shelf Take-Down) that, in its or their opinion, the number of securities requested to be included in such Shelf Take-Down exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing, or distribution of the securities offered or the market for the securities offered, the securities to be included in such Shelf Take-Down (i) first, shall be allocated pro rata among the Holders that have requested to participate in such Shelf Take-Down based on the relative number of Registrable Securities then held by each such Holder (provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner), (ii) second, and only if all the securities referred to in clause (i) have been included in such Shelf Take-Down, the number of securities that the Company proposes to include in such Shelf Take-Down that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect, and (iii) third, and only if all of the securities referred to in clause (ii) have been included in such Shelf Take-Down, any other securities eligible for inclusion in such Shelf Take-Down that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect.

SECTION 2.03. Piggyback Registration.

(a) Participation. If the Company at any time proposes to file a Registration Statement with respect to any Company Public Sale (other than (i) a Registration Statement proposed to be filed in connection with the IPO in which none of the Holders nor any of their respective Affiliates participate, (ii) a Registration under Section 2.01 or Section 2.02, it being understood that this clause (ii) does not limit the rights of Holders to make written requests pursuant to Sections 2.01 or 2.02 or otherwise limit the applicability thereof, (iii) a Registration Statement on Form S-4 or Form S-8, (iv) a registration of securities solely relating to an offering and sale to employees, directors, or consultants of the Company or its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement, (v) a registration not otherwise covered by clause (iii) above pursuant to which the Company is offering to exchange its own securities for other securities, (vi) a Registration Statement relating solely to dividend reinvestment or similar plans or (vii) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Company or any of its Subsidiaries that are convertible or exchangeable for Company Shares and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provisions) of the Securities Act may resell such notes and sell the Company Shares into which such notes may be converted or exchanged), then, (A) as soon as practicable (but in no event less than thirty (30) Business Days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to the Sponsor Holders, and such notice shall offer each Sponsor Holder the opportunity to Register under such Registration Statement such number of Registrable Securities as such Sponsor Holder may request in writing delivered to the Company within ten (10) Business Days of delivery of such written notice by the Company, and (B) subject to Section 2.03(c), as soon as practicable after the expiration of such ten (10)-Business Day period (but in no event less than fifteen (15) Business Days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to the Holders, and such notice shall offer each such Holder the opportunity to Register under such Registration Statement such number of Registrable Securities as such Holder may request in writing within fifteen (15) days of delivery of such written notice by the Company. Subject to Sections 2.03(b) and (c), the Company shall include in such Registration Statement all such Registrable Securities that are requested by Holders to be included therein in compliance with the immediately foregoing sentence (a “Piggyback Registration”); provided, that if at any time after giving written notice of its intention to Register any equity securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to Register or to delay Registration of the equity securities covered by such Piggyback Registration, the Company shall give written notice of such determination to each Holder that had requested to Register its, his or her Registrable Securities in such Registration Statement and, thereupon, (1) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith, to the extent payable), without prejudice, however, to the rights of the Sponsor Holders to request that such Registration be effected as a Demand Registration under Section 2.01, and (2) in the case of a determination to delay Registering, in the absence of a request by the Sponsor Holders to request that such Registration be effected as a Demand Registration under Section 2.01, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering the other equity securities covered by such Piggyback Registration. If the offering pursuant to such Registration Statement is to be underwritten, the Company shall so advise the Holders as a part of the written notice given pursuant this Section 2.03(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering, subject to the conditions of Section 2.03(b) and (c). If the offering pursuant to such Registration Statement is to be on any other basis, the Company shall so advise the Holders as part of the written notice given pursuant to this Section 2.03(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis, subject to the conditions of Section 2.03(b) and (c). Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

(b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Holders that have requested to participate in such Piggyback Registration in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing, or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100% of the securities that the Company or (subject to Section 2.07) any Person (other than a Holder) exercising a contractual right to demand Registration, as the case may be, proposes to sell, (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect in such Registration, which such number shall be allocated pro rata among the Sponsor Holders that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Sponsor Holder (provided, that any securities thereby allocated to a Sponsor Holder that exceed such Sponsor Holder’s request shall be reallocated among the remaining requesting Sponsor Holders in like manner), (iii) third, and only if all the securities referred to in clause (ii) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect in such Registration, which such number shall be allocated pro rata among the Holders (excluding the Sponsor Holders) that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Holder (provided, that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner), and (iv) fourth, and only if all of the Registrable Securities referred to in clause (iii) have been included in such Registration, any other securities eligible for inclusion in such Registration that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect in such Registration.

(c) Restrictions on Non-Sponsor Holders. Notwithstanding any provisions contained herein, Holders other than the Sponsor Holders shall not be able to exercise the right to a Piggyback Registration unless at least one Sponsor Holder exercises its rights with respect to such Piggyback Registration.

(d) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.03 shall be deemed to have been effected pursuant to Section 2.01 or Section 2.02 or shall relieve the Company of its obligations under Section 2.01 or Section 2.02.

SECTION 2.04. Black-out Periods.

(a) Black-out Periods for Holders. In the event of a Company Public Sale of the Company’s equity securities in an Underwritten Offering, each of the Holders agrees (to the extent it is a Holder at such time), if requested by the managing underwriter or underwriters in such Underwritten Offering (and, with respect to a Company Public Sale other than the IPO, if and only if the Sponsor Holders also agree to such request), not to (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Company Shares (including Company Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Company Shares that may be issued upon exercise of any options or warrants) or Company Share Equivalents or any other securities of the Company, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, Company Share Equivalents or any other securities of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares, Company Share Equivalents, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a Registration Statement, including any amendments thereto, with respect to the registration of any Company Shares, or Company Share Equivalents or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing without the prior written consent of the Company, in each case, during the period commencing on the date of such offering and ending on the date specified by the underwriters (such period not to exceed hundred or ninety (90) days (in the event of any other Company Public Sale) after the date of the underwriting agreement entered into in connection with such Company Public Sale), to the extent timely notified in writing by the Company or the managing underwriter or underwriters; provided, that no Holder shall be subject to any such black-out period of longer duration than that applicable to any Sponsor Holder and such restrictions shall be subject to customary exceptions typically included in underwriter lock-up agreements, to the extent acceptable to the managing underwriter or underwriters and the Sponsor Holders. If requested by the managing underwriter or underwriters of any such Company Public Sale (and, with respect to any such Company Public Sale other than the IPO, if and only if the Sponsor Holder agree to such request and enters into such separate agreement), the Holders shall execute a separate agreement to the foregoing effect; provided, that, with respect to the Sponsor Holders, such agreement shall provide that any early release from the provisions of the terms of such agreement shall be on a pro rata basis among the Sponsor Holders. The Company may impose stop-transfer instructions with respect to the Company Shares or Company Share Equivalents (or other securities) subject to the foregoing restriction until the end of the period referenced above.

(b) Black-out Period for the Company and Others. In the case of an offering of Registrable Securities pursuant to Sections 2.01 or 2.02 that is a Marketed Underwritten Offering, the Company and each of the Holders agrees (to the extent it is a Holder at such time), if requested by the Sponsor Holders exercising demand rights or the managing underwriter or underwriters with respect to such Marketed Underwritten Offering, not to (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Company Shares (including Company Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Company Shares that may be issued upon exercise of any options or warrants) or Company Share Equivalents or any other securities of the Company, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares, Company Share Equivalents, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a Registration Statement, including any amendments thereto, with respect to the registration of any Company Shares, Company Share Equivalents or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing without the prior written consent of the Company, in each case, during the period commencing on the date of such offering and ending on the date specified by the underwriters (not to exceed ninety (90) days (or such lesser period as may be agreed by a Participating Holder that is a Sponsor Holder exercising demand rights) after, the date of the underwriting agreement entered into in connection with such Marketed Underwritten Offering), to the extent timely notified in writing by a Sponsor Holder or the managing underwriter or underwriters, as the case may be; provided, that no Holder shall be subject to any such black-out period of longer duration than that applicable to any such Sponsor Holder and such restrictions shall be subject to customary exceptions typically included in underwriter lock-up agreements, to the extent acceptable to the managing underwriter or underwriters. Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-4 or Form S-8 or as part of any Registration of securities for offering and sale to employees, directors, or consultants of the Company and its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement. The Company agrees to use its reasonable best efforts to obtain from each of its directors and officers and each other holder of restricted securities of the Company which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted. Without limiting the foregoing (but subject to Section 2.07), if after the date hereof the Company or any of its Subsidiaries grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Company shall, and shall cause its Subsidiaries to, provide that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section 2.04(b) as if it were a Holder hereunder. If requested by the managing underwriter or underwriters of any such Marketed Underwritten Offering (and if and only if the Sponsor Holders exercising demand rights agree to such request and enters into such separate agreement), the Holders shall execute a separate agreement to the foregoing effect; provided, that, with respect to the Sponsor Holders, such agreement shall provide that any early release from the provisions of the terms of such agreement shall be on a pro rata basis among the Sponsor Holders. Subject to the provisions of this Agreement, the Company (in the case of a Registration requested by the Company) or the Sponsor Holders exercising demand rights (in the case of a Registration requested by the Sponsor Holders) shall be responsible for negotiating all lock-up agreements with the managing underwriters and the Holders agree to execute the form so negotiated in accordance with the terms of this Agreement. The Company may impose stop-transfer instructions with respect to the Company Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

SECTION 2.05. Registration Procedures.

(a) In connection with the Company’s Registration obligations under Sections 2.01, 2.02 and 2.03 and subject to the applicable terms and conditions set forth therein, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus, or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and the Sponsor Holders exercising demand rights, if applicable, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Sponsor Holders and their respective counsel and (y) except in the case of a Registration under Section 2.03, not file any Registration Statement or Prospectus, or amendments or supplements thereto to, which such Sponsor Holders or the underwriters, if any, shall reasonably object;

(ii) as promptly as practicable and in accordance with the other provisions of this Agreement, file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (x) reasonably requested by the Sponsor Holders exercising demand rights, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Participating Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus, or Issuer Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction, and (F) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(v) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus, or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus, or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus, or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters and the Sponsor Holders (to the extent the Sponsor Holders are participating in such Registration) agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii) furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Participating Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto by such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

(x) on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.02(b), provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company or any other required depository;

(xiv) make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Sponsor Holders exercising demand rights or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvi) obtain for delivery to the Participating Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope, and substance, which opinions shall be reasonably satisfactory to such Participating Holders or underwriters, as the case may be, and their respective counsel;

(xvii) in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii) cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(xix) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company Shares are then listed or quoted and on each inter-dealer quotation system on which any of the Company Shares are then quoted;

(xxii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Sponsor Holders, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant, or other agent retained by such Sponsor Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, that any such Person gaining access to information regarding the Company pursuant to this Section 2.05(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required by law or by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena, or similar process, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has actual knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company, or (z) such information is independently developed by such Person;

(xxiii) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) cooperate with the Holders subject to the Registration Statement and with the managing underwriter or agent, if any, to facilitate any Charitable Gifting Event and to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the public offering if it so elects; and

(xxv) otherwise comply in all material respects with all applicable rules and regulations of the SEC in connection with any Registration Statement and the disposition of all Registrable Securities covered by such Registration Statement.

(b) The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Participating Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c) Each Participating Holder agrees that, upon delivery of any notice by the Company of the happening of any event of the kind described in Section 2.05(a)(iv)(C), (D), or (E) or Section 2.05(a)(v), such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until (i) such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.05(a)(v), (ii) such Participating Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, (iii) such Participating Holder is advised in writing by the Company of the termination, expiration or cessation of such order or suspension referenced in Section 2.05(a)(iv)(C) or (E) or (iv) such Participating Holder is advised in writing by the Company that the representations and warranties of the Company in such applicable underwriting agreement are true and correct in all material respects. If so directed by the Company, such Participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of delivery of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.05(a)(v) or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

SECTION 2.06. Underwritten Offerings.

(a) Demand and Shelf Registrations. If requested by the underwriters for any Underwritten Offering requested by the Sponsor Holders pursuant to a Registration under Section 2.01 or Section 2.02, as applicable, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the participating Sponsor Holders, and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.09. The participating Sponsor Holders shall cooperate with the Company in the negotiation of such underwriting agreement and each shall give consideration to the reasonable suggestions of the other regarding the form thereof. The Participating Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders. Any such Participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties, or agreements regarding such Participating Holder, such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Participating Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, enforceability of the applicable underwriting agreement as against such Participating Holder, receipt of all consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities and any other representations required to be made by such Participating Holder under applicable law, rule, or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds from such Underwritten Offering.

(b) Piggyback Registrations. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.03 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.03 and subject to the provisions of Sections 2.03(b) and (c), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration. The Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders. Any such Participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties, or agreements regarding such Participating Holder, such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, enforceability of the applicable underwriting agreement as against such Participating Holder, receipt of all consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities or any other representations required to be made by such Participating Holder under applicable law, rule, or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds from such Underwritten Offering.

(c) Participation in Underwritten Registrations. Subject to the provisions of Sections 2.06(a) and 2.06(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements.

(d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.01 or Section 2.02, the price, underwriting discount, and other financial terms for the Registrable Securities shall be determined by the Sponsor Holders exercising demand rights so long as all Registrable Securities are subject to the same financial terms.

SECTION 2.07. No Inconsistent Agreements; Additional Rights. The Company is not currently a party to, and shall not hereafter enter into without the prior written consent of the Sponsor Holders, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement, including allowing any other holder or prospective holder of any securities of the Company (a) registration rights in the nature or substantially in the nature of those set forth in Section 2.01, Section 2.02, or Section 2.03 that would have priority over the Registrable Securities with respect to the inclusion of such securities in any Registration (except to the extent such registration rights are solely related to registrations of the type contemplated by Section 2.03(a)(iii) and (iv)) or (b) demand registration rights in the nature or substantially in the nature of those set forth in Section 2.01 or Section 2.02 that are exercisable prior to such time as the Sponsor Holders and the Holders can first exercise their rights under Section 2.01 or Section 2.02, as applicable.

SECTION 2.08. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA and if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in FINRA Rule 5121 (or any successor provision), and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or any other required depositories and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (ix) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (x) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (xi) all expenses related to the “road-show” for any Underwritten Offering, including all travel, meals, and lodging, and (xii) any other fees and disbursements customarily paid by the issuers of securities. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities. Without limiting the foregoing, in connection with each Registration or offering made pursuant to this Agreement, the Company shall pay (i) the reasonable fees and expenses of the Sponsor Holders’ counsel for the Sponsor Holders exercising demand rights and (ii) the reasonable fees and expenses of one counsel to the other Holders, which counsel shall be designated by the Sponsor Holders exercising demand rights and may be the same counsel for such Sponsor Holders; provided, however, if such Sponsor Holders do not elect to designate such counsel, such counsel shall be designated by the Holders participating in such Registration or offering that hold a majority of the Registrable Securities held by all such participating Holders.

SECTION 2.09. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Holders, each of their respective direct or indirect partners, members, managers, or shareholders and each of such partner’s, member’s or shareholder’s partners, members, managers, or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees, or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities, and expenses, joint or several (including reasonable costs of preparation and investigation and legal expenses) (each, a “Loss” and collectively, “Losses”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary, or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein), any Issuer Free Writing Prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company of any federal, state, or common law rule or regulation applicable to the Company or any of its Subsidiaries in connection with any such registration, qualification, compliance, or sale of Registrable Securities, (iv) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities, or (v) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto, and the Company will reimburse, as incurred, each such Holder and each of their respective direct or indirect partners, members, or shareholders and each of such partner’s, member’s, or shareholder’s partners, members, or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees, or agents and controlling Persons and each of their respective Representatives, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, that no Participating Holder shall be entitled to indemnification pursuant to this Section in respect of any untrue statement or omission contained in any information relating to such Participating Holder furnished in writing by such Participating Holder to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Participating Holders. Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), from and against any Losses resulting from (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary, or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein), or any Issuer Free Writing Prospectus or amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is contained in such Participating Holder’s Selling Stockholder Information. In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 2.09 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after delivery of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided, that any sums payable in connection with such settlement are paid in full by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.09(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties, or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.09 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 2.09), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements, or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.09(d). No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.09(a) and 2.09(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.09(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amount paid by such Holders pursuant to Section 2.08(b). If indemnification is available under this Section 2.09, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.09(a) and Section 2.08(b) hereof without regard to the provisions of this Section 2.09(d).

(e) No Exclusivity. The remedies provided for in this Section 2.09 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f) Indemnification Priority. The Company hereby acknowledges and agrees that any of the Persons entitled to indemnification pursuant to this Section 2.09 (each, a “Company Indemnitee” and collectively, the “Company Indemnitees”) may have certain rights to indemnification, advancement of expenses, and/or insurance provided by other sources. The Company hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Company Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Company Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Company Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines, and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Company Indemnitee may have against such other sources. The Company further agrees that no advancement or payment by such other sources on behalf of a Company Indemnitee with respect to any claim for which such Company Indemnitee has sought indemnification, advancement of expenses or insurance from the Company shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Indemnitee against the Company.

(g) Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions in this Section 2.08, the provisions in the underwriting agreement shall control.

(h) Survival. The indemnities provided in this Section 2.09 shall survive the transfer of any Registrable Securities by such Holder.

SECTION 2.10. Rules 144 and 144A and Regulation S. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Sponsor Holders, make publicly available such necessary information for so long as necessary to permit sales pursuant to

Rules 144, 144A, or Regulation S under the Securities Act), and it will take such further action as the Sponsor Holders may reasonably request, all to the extent required from time to time to enable the Holders, following the IPO, to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A, or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

SECTION 2.11. Limitation on Registrations and Underwritten Offerings. Notwithstanding the rights and obligations set forth in Sections 2.01 and 2.02, in no event shall the Company be obligated to take any action to (i) effect more than one Marketed Underwritten Offering initiated by the Sponsor Holders in any consecutive 90-day period or (ii) effect any Underwritten Offering unless the Holders initiating such Underwritten Offering propose to sell Registrable Securities in such Underwritten Offering having a reasonably anticipated gross aggregate price (before deduction of underwriter commissions and offering expenses) of at least $10,000,000.

SECTION 2.12. Clear Market. With respect to any Underwritten Offerings of Registrable Securities by the Sponsor Holders pursuant to this Agreement, the Company agrees not to effect (other than pursuant to the Registration applicable to such Underwritten Offering or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than pursuant to the Registration applicable to such Underwritten Offering or pursuant to a Special Registration) covering any of its Company Shares or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten (10) days prior and sixty (60) days following the effective date of such offering or such longer period up to ninety (90) days as may be requested by the managing underwriter for such Underwritten Offering; provided, such restrictions shall be subject to customary exceptions. “Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, employees, consultants, customers, lenders, or vendors of the Company or its Subsidiaries or in connection with dividend reinvestment plans.

SECTION 2.13. In-Kind Distributions. If the Sponsor Holders, as Investment Funds or Affiliates of Investment Funds, seek to effectuate an in-kind distribution to its direct or indirect equityholders, the Company will reasonably cooperate with and assist the Sponsor Holders, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by the Sponsor Holders (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company Shares without restrictive legends (including Company Shares issued upon redemption or exchange of Common Units), to the extent no longer applicable).

SECTION 2.14. Margin Loan and Pledge Transactions. If requested by the Sponsor Holders in connection with any transaction involving Registrable Securities (including any margin loan with respect to such securities and any pledge of such securities), the Company will provide the Sponsor Holders with customary assistance to facilitate such transaction or similar transaction, including, without limitation entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in customary form. Without limiting the foregoing, the Company acknowledges and agrees that the Sponsor Holders may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Registrable Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and, if required under the terms of such arrangement, the Sponsor Holders may transfer pledged or secured Registrable Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no notice shall be required of such pledge. The Company will execute and deliver such reasonable documentation as a pledgee or secured party of Registrable Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities

SECTION 2.15. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Sponsor Holders holding more than a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to the Holders hereunder.

SECTION 2.16. Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Section 2.01, Section 2.02 and Section 2.03 hereof shall terminate as to any Holder on the date that such Holder no longer beneficially owns any Registrable Securities.

ARTICLE III

TRANSFERS AND INFORMATION

SECTION 3.01. Additional Parties; Joinder. Subject to the prior written consent of the Holders that hold a majority of the Registrable Securities held by all Holders at such time, the Company may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Company after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement (each such Person, an “Additional Holder”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Additional Holder, the Class A Common Stock of the Company acquired by such Additional Holder or issuable upon redemption or exchange of Common Units acquired by such Additional Holder (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Holder shall be a Holder under this Agreement with respect to the Acquired Common, and the Company shall notify the parties to this Agreement as such.

SECTION 3.02. Transfer of Registrable Securities. No assignment or transfer of any Holder’s rights, duties and obligations hereunder shall be binding upon or obligate the Company, and no Transferee shall be deemed a Holder hereunder, unless and until the Company shall have received a Joinder, duly executed by such Transferee, agreeing to be bound by the terms of this Agreement. Upon receipt of a Joinder that is duly executed by a Transferee in connection with a transfer of Registrable Securities that is permitted under this Agreement and the LLC Agreement, the Company shall acknowledge such Joinder, and such acknowledgment shall be ministerial in nature.

SECTION 3.03. MNPI Provisions.

(a) Each Holder acknowledges that the provisions of this Agreement that require communications by the Company or other Holders to such Holder may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Company’s securities is pending or the number of Company securities to be offered by, or the identity of, the selling Holders).

(b) Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, members, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 3.03 and that in the case of clauses (ii) through (v), such disclosure is required by law and such Holder shall promptly notify the Company of such disclosure to the extent such Holder is legally permitted to give such notice.

(c) Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Company and the Sponsor Holders; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by Additional Holders to this Agreement pursuant to Section 3.01 shall not be deemed to adversely affect any Holder), shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e) Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient but, if not, then on the next Business Day, (iii) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below and to any party subject to this Agreement at such address as indicated in the records of the Company, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein. The Company’s address is:

SOLV Energy, Inc.

16680 West Bernardo Drive

San Diego, CA 92127

Attn:	Adam Forman, Chief Legal Officer

Email:

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Ave

New York, NY 10153

Attn: Alexander Lynch and Ashley Butler

Email:

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(h) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SOLV ENERGY, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

[HOLDER]

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule I

SPONSOR HOLDERS

SOLV Energy Management Holdings LP

ASP SOLV Aggregator LP

ASP Endeavor Investco LP

New ASP VIII AIV LP

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [•], 20[•] (as the same may hereafter be amended, the “Registration Rights Agreement”), among SOLV Energy, Inc., a Delaware Company (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein.

Accordingly, the undersigned has executed and delivered this Joinder as of the day of    20    .

Signature of Stockholder

Print Name of Stockholder

Its:

Address:

Agreed and Accepted as of _______________, 20____

SOLV Energy, Inc.

By:
Name:
Its: